EXHIBIT 10.1

                                 FIRST AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                   MANAGED PRESCRIPTION DRUG PROGRAM AGREEMENT
                                       AND
                              CONSENT TO ASSIGNMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED MANAGED PRESCRIPTION DRUG PROGRAM AGREEMENT AND CONSENT TO ASSIGNMENT (this "Amendment") is made and entered into as of January 1, 1997, by and among EXPRESS SCRIPTS, INC., a Delaware corporation ("ESI"), NEW YORK LIFE INSURANCE COMPANY, a mutual insurance company organized under the laws of the State of New York ("NYL"), and NYLCARE HEALTH PLANS, INC., a Delaware corporation ("NYLCare").


                                    RECITALS

     1. ESI and NYL are parties to that certain Amended and Restated Managed Prescription Drug Program Agreement dated as of September 1, 1995 (as amended from time to time, the "Agreement"; capitalized terms used herein and not otherwise defined shall have the meaning given them in the Agreement), pursuant to which ESI provides, among other things, certain pharmacy benefit management services to NYL and its Clients.

     2. NYL and NYLCare have requested ESI's consent to an assignment by NYL of all its right, title and interest in and to the Agreement to NYLCare, said assignment to be effective as of January 1, 1996, which consent ESI is willing to grant on the terms and conditions stated herein.

     3. ESI and NYLCare further desire to amend certain of the terms and provisions of the Agreement and to implement ESI's ExpressPreferenceSM drug therapy management program, all as more particularly set-forth herein.


                                    AGREEMENT

1.   DEFINITIONS.

     "ExpressPreferenceSM Product List" means a list consisting of pairs of prescription drugs such that each pair of drugs shall include a preferred drug and a corresponding non-preferred drug. The ExpressPreferenceSM Product List shall be developed by ESI in consultation with the ESI/NYLCare Pharmacy and Therapeutics Committee, and is subject to change from time to time based on changes in drug prices, new product introductions, new generic competition, changes in approved indications for existing drugs, and other relevant factors.

     "Non-Preferred Drug" means the prescription drug in a pair of prescription drugs listed on the ExpressPreferenceSM Product List that is designated as "non-preferred." Under the ExpressPreferenceSM program, the prescribing and/or dispensing of the Non-Preferred Drug is discouraged in favor of the corresponding Preferred Drug.

     "Preferred Drug" means the prescription drug in a pair of prescription drugs listed on the ExpressPreferenceSM Product List, which is designated as "preferred." Under the ExpressPreferenceSM program, the prescribing and/or dispensing of the Preferred Drug is encouraged in lieu of the corresponding Non-Preferred Drug.

     "Retrospective Discounts" mean the retrospective discounts or rebates collected from drug manufacturers that are attributable to Covered Drug utilization by Members of Clients that have elected to participate in the ExpressPreferenceSM drug therapy management program.

2.   ASSIGNMENT TO NYLCARE; CONSENT TO ASSIGNMENT; APPLICABILITY OF AGREEMENTS.

     (a) NYL hereby assigns all its right, title and interest in and to the Agreement to NYLCare, effective as of January 1, 1996, and NYLCare hereby assumes and agrees to perform all of NYL's obligations thereunder and be bound by the terms and provisions thereof from and after said date. ESI hereby consents to the assignment of the Agreement by NYL to NYLCare. From and after said January 1, 1996, the defined term "Sponsor" in the Agreement shall be deemed to refer to NYLCare.

     (b) ESI and NYLCare acknowledge that they are parties to that certain Amended and Restated Agreement dated as of March 29, 1995, pursuant to which various individual Managed Prescription Drug Program Agreements between ESI and certain health plans owned or operated by NYLCare have been and may in the future be executed (each a "Site Agreement" and collectively the "Site Agreements"). In connection with the assignment referred to in subsection (a) above, ESI and NYLCare desire to clarify the circumstances under which the pricing and other terms set forth in the Agreement and the Individual Site Agreements shall apply.

        (i) The Agreement shall apply to and govern pharmaceutical benefit management services provided by ESI for:

             (A) policies issued by NYL or New York Life and Health Insurance Company ("NYLHIC") (i.e., indemnity insurance and minimum premium business);

             (B)      "point-of-service" policies issued by NYL or NYLHIC;

             (C) indemnity/preferred provider organization benefits under a multi-option plan under which benefits are chosen by a member at the time of enrollment in the plan; and

             (D) administrative services only (ASO) business for which the underlying plan or benefit design is most similar to that described in subpart (A), (B) or (C) of this Section
                                    2(b)(i).

        (ii)  The Individual Site Agreements shall apply to:

              (A) prepaid, managed care policies or agreements (i.e., managed care business conducted by the various NYLCare sites);

              (B)      "point-of-service" plans in which both
                       in-network and out-of-network benefits are offered under policies or agreements issued by a NYLCare managed care site;

              (C) dual contract "point-of-service" plans where in-network benefits are offered under policies or agreements issued by a NYLCare site and out-of-network benefits available under a NYL or NYLHIC policy;

              (D) managed care benefits under a multi-option plan in which benefits are chosen by a member at the time of enrollment in the plan; and

              (E) administrative services only (ASO) business for which the underlying plan or benefit design is most similar to that described in subpart (A), (B), (C) or (D) of this Section 2(b)(ii).

         It is the intention of the parties hereto that so far as practicable the pricing under the Agreement and under the Site Agreements shall continue to apply to those lines of business conducted by NYL and NYLCare prior to the assignment of the Agreement to NYLCare.

3.   FEES AND CHARGES.

     Effective as of January 1, 1997, the following terms and provisions of the Agreement, relating to fees and charges, shall be amended as follows:

     (a) Subsection (a) of Section 4.1 of the Agreement is amended to read in its entirety as follows:

              "(a) The fees and charges for the Prescription Drug Programs provided hereunder shall consist of the Covered Drug charges and fees specified in EXHIBIT A of this Agreement, subject to adjustment in the overall dispensing fee for prescriptions dispensed by Participating Pharmacies, as set forth in EXHIBIT A, effective as of the date set forth, and the applicable ExpressPreferenceSM drug therapy management program fees and charges set forth in Section 4 of the First Amendment to Amended and Restated Managed Prescription Drug Program Agreement and Consent to Assignment by and between ESI, Sponsor and NYLCare Health Plans, Inc., dated as of January 1, 1997. ESI will give Sponsor at least sixty (60) days prior written notice of a proposed change in the dispensing fee. Should Sponsor not object to the revised fees, such revised fees will take effect as of the date set forth in the notice."

      (b) EXHIBIT A to the Agreement, relating to Prescription Drug Program fees, is hereby deleted in its entirety and replaced by EXHIBIT A attached hereto and made a part hereof.

     (c) ESI and NYLCare each hereby waive their  respective  right set-forth in
Section 4.1(b) of the Agreement to request a revision to ESI's fees and charges (other than the Participating Pharmacy dispensing fee) prior to January 1, 1999.

4.    EXPRESSPREFERENCESM DRUG THERAPY MANAGEMENT PROGRAM.

     (a) ESI shall make its Incentive Formulary and Physician Preference versions of its ExpressPreferenceSM drug therapy management program available to NYLCare and its Clients with respect to the Prescription Drug Program. For those Clients who elect to participate in the ExpressPreferenceSM drug therapy management program, NYLCare authorizes ESI and Participating Pharmacies to contact Members, Members' physicians and/or Participating Pharmacies to promote therapeutic and generic substitution opportunities to reduce drug costs. The forms to be used for written communication from ESI to Members or their physicians shall be subject to the prior approval of NYLCare, which approval shall not be unreasonably withheld. NYLCare will reimburse ESI for the cost of making any material modifications to any standard ESI Member or physician communications. ESI will not distribute coupons to encourage ExpressPreferenceSM product switches in the Mail Service Pharmacy to Members without the consent of NYLCare. Except with respect to generic substitutions that may legally be made without contacting the prescriber, the prescriber shall have final authority over the drug that is dispensed to the Member. In addition, if the Member attempts to refill a prescription at a Participating Pharmacy after the prescribing physician has approved the substitution but before the Participating Pharmacy has received the new prescription, ESI may authorize an interim prescription for up to a four-day supply of the originally prescribed drug and may waive the Member's Copayment for this interim supply.

     (b) The Incentive Formulary and Physician Preference versions of the ExpressPreferenceSM program are designed to identify and promote opportunities to select Preferred Drugs over Non-Preferred Drugs from the ExpressPreferenceSM Product List. ESI will make reasonable efforts to promote these programs to Participating Pharmacies. [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*]

     (i) The Incentive Formulary program involves only communication from ESI to the Participating Pharmacy during the on-line claim adjudication process in which the substitution opportunity is identified. The Participating Pharmacy then decides whether to promote the substitution opportunity to the Member and the Member's physician. ESI does not contact the Member or the Member's physician in this program. Effective January 1, 1998, the Incentive Formulary version of the ExpressPreferenceSM drug therapy management program shall no longer qualify NYLCare for rebates with respect to Covered Drug utilization by Members of Clients enrolled therein, as described in Section 5 hereof.

     (ii) The Physician Preference program involves the proactive education of Members and their physicians about substitution opportunities. ESI shall identify the substitution opportunity to the Participating Pharmacy during the on-line claim adjudication process. If the substitution is not made by the Participating Pharmacy at the time of the initial fill ESI will attempt to contact the prescriber to explain and promote the substitution opportunity. If the prescriber's consent is obtained, ESI will communicate the change and rationale to the Member, and "hard block" the next fill for the Non-Preferred Drug. The hard block can be overridden by ESI if the new prescription for the Preferred Drug is not received by the Participating Pharmacy by the time the Participating Pharmacy is required to refill the original prescription. If the initial attempt to contact the prescriber is unsuccessful, the prescription will be filled as written, and ESI will attempt to effect the substitution on the next refill. If the prescriber cannot be contacted on the next refill, or if the prescriber is contacted and refuses consent to the substitution, ESI will not make further attempts to effect the substitution. In order to attempt to effect a substitution ESI must receive a valid DEA number that ties to a valid physician name and address. Once the Preferred Drug is dispensed to the Member, the "hard block" is removed from ESI's system.

     (c) The following fees and charges shall apply to Clients participating in the ExpressPreferenceSM drug therapy management program:

     (i) For both the Incentive Formulary and Physician Preference versions of the ExpressPreferenceSM drug therapy management program, NYLCare shall pay ESI a fee of $[*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*] This fee shall be paid to ESI by offset against any Retrospective Discounts owing to NYLCare hereunder.

     (ii) For the Physician Preference version of the ExpressPreferenceSM drug therapy management program, NYLCare shall pay ESI an additional management fee of $[*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*]

     ESI's invoices to NYLCare shall reflect the administrative fees associated with successful interventions resulting from ESI's ExpressPreferenceSM Program. Such fees shall not be reflected as an administrative fee nor as a portion of ingredient cost. NYLCare shall have the right, upon reasonable advance notice, to inspect during regular working hours, ESI's records supporting the calculation of the above-referenced fees and savings. ESI shall be responsible for all costs associated with printing the ExpressPreferenceSM Product List for calendar year 1998 and thereafter.

     (d) NYLCare may terminate its participation in the ExpressPreferenceSM program by giving not less than 30 days' prior written notice to ESI. ESI shall not contact Members, Members' physicians or Participating Pharmacies to encourage them to take advantage of new substitution opportunities after receipt of such termination notice, but shall provide follow-up assistance concerning substitution opportunities for which communication was begun prior to receipt of such notice. ESI shall be entitled to receive the management fee described in
Section 4(c)(ii) above with respect to any substitutions effected prior to termination.

     (e) Within thirty (30) days of the end of each calendar month, ESI shall provide NYLCare with its standard ExpressPreferenceSM program tracking reports.

5.   RETROSPECTIVE DISCOUNTS.

     (a) NYLCare hereby appoints ESI as its exclusive drug formulary manager for those business lines identified in Section 2(b)(i) above for the remaining term of the Agreement. NYLCare acknowledges and agrees that ESI shall have the sole and exclusive right to develop and implement a program of retrospective discounts/rebates from drug manufacturers. The scope of ESI's services in this capacity shall include but not be limited to the following activities:

     (i) Requesting and evaluating Retrospective Discount proposals from drug manufacturers;

     (ii) Negotiating Retrospective Discount rates and terms; and (iii) Billing for and collecting Retrospective Discounts from drug manufacturers and remitting certain proceeds thereof to NYLCare in accordance with the terms of Section 5(b) below.

     The ESI/NYLCare Pharmacy and Therapeutics Committee shall meet regularly to determine the status of drugs on the formularies and the ExpressPreferenceSM Product List applicable to the Prescription Drug Program, consistent with ESI's contractual relationships with the various manufacturers.

     (b) ESI shall remit certain proceeds of the Retrospective Discounts collected with respect to Covered Drug utilization under the Agreement as follows:

     (i) [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*]

     (ii) [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*]

     [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*]

     (c) Within sixty (60) days of the end of each calendar quarter (or earlier upon NYLCare's reasonable request), ESI shall use its best efforts to provide NYLCare with an estimate of the Retrospective Discounts for such quarter, net of any offset for fees paid to Participating Pharmacies in connection with the ExpressPreferenceSM program.

     (d) NYLCare acknowledges that state and/or federal governments may make the payment and collection of Retrospective Discounts by drug manufacturers illegal. In that event, ESI shall not be responsible for the payment of any amount of any Retrospective Discounts to NYLCare, and the provisions of Section 5(b) hereof shall be void. Additionally, pharmaceutical manufacturers may discontinue or reduce Retrospective Discount programs at will, or applicable laws regarding Retrospective Discounts may change. In the event of a material adverse change in any Retrospective Discount program by a pharmaceutical manufacturer (e.g., manufacturer discontinues Retrospective Discount program or reduces payments thereunder), the Retrospective Discount payments payable to NYLCare under
Section 5(b) hereof shall be modified proportionately.

     (e) If it should be declared unlawful by the applicable state and/or federal government for ESI to negotiate, bill and/or collect any Retrospective Discounts from any drug manufacturers on behalf of NYLCare, but it is not declared unlawful for NYLCare to negotiate, bill and/or collect such Retrospective Discounts on its own behalf, then NYLCare may negotiate, bill and collect such Retrospective Discounts. In such event, the parties shall negotiate, in good faith, an amendment to the Agreement to compensate ESI for services it provides in processing claim data to enable NYLCare to collect such Retrospective Discounts.

6. EFFECT OF AMENDMENT. Except as specifically provided herein, the terms and provisions of the Agreement shall remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, the terms and provisions of this Amendment shall govern.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.


                         EXPRESS SCRIPTS, INC.


                         By:/S/ BARRETT TOAN
                             Name: Barrett Toan
                             Title: President and Chief
                                    Executive Officer

                         NYLCARE HEALTH PLANS, INC.


                         By:/S/ JOSEPH LYNAUGH
                             Name: Joseph Lynaugh
                             Title: President and CEO


                         NEW YORK LIFE INSURANCE COMPANY


                         By:/S/ JULIUS ALBERICO
                             Name: Julius Alberico
                             Title: Senior Vice President

                                    EXHIBIT A

                 EXPRESS SCRIPTS PRESCRIPTION DRUG PROGRAM FEES

1. Prescription Drugs filled at ESI Participating Pharmacies in ESI's PERxSM and PERxSelectSM Networks:

         A.       INGREDIENT COST AND DISPENSING FEE

                  (1) [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*], plus applicable sales or excise tax or other governmental surcharge, if any.

                  (2) [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*]

       B.       CLAIMS ADMINISTRATION FEE

                [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*]

       C.       ADDITIONAL NETWORK

                [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*]

2.  Prescription Drugs filled at ESI's Mail Service Pharmacy:

       A.       INGREDIENT COST

                Brand Drugs:     [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM
                                 THIS DOCUMENT AND FILED SEPARATELY WITH THE
                                 SECURITIES AND EXCHANGE COMMISSION PURSUANT
                                 TO A REQUEST FOR CONFIDENTIAL TREATMENT*], plus applicable sales or excise tax or other governmental surcharge, if any.

                Generic Drugs:   [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM
                                 THIS DOCUMENT AND FILED SEPARATELY WITH THE
                                 SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                                 A REQUEST FOR CONFIDENTIAL TREATMENT*], plus in either case applicable sales or excise tax or other governmental surcharge, if any.


         B.     DISPENSING FEE

                [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*]

         C.     CLAIMS ADMINISTRATION FEE

                [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*]

         D.     ADDITIONAL DEFINITIONS

                "Average Wholesale Price" or "AWP" means the average wholesale price of a prescription drug as determined by ESI from the most current information provided to ESI by First DataBank drug pricing service. The applicable AWP for prescriptions filled in the Mail Service Pharmacy will be the AWP for the most commonly dispensed size for such drug. If such pricing service ceases to be reasonably commercially available, AWP shall be determined from an alternative source generally recognized in the retail prescription drug industry selected by ESI.

                "Maximum Reimbursement Amount" or "MRA" means the maximum allowable price for a generic drug established by ESI using a variety of factors, including but not limited to the First DataBank drug pricing service's published baseline price and the "maximum allowable cost" determined by the U.S. Health Care Financing Administration. ESI periodically updates the MRA to reflect changes in drug prices, in its sole discretion.

                "Usual and Customary Retail Price" means the usual and customary retail price to the general public at the pharmacy dispensing the Covered Drug on the date such Covered Drug is dispensed.

3.   Member-Submitted Claims

     [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*]

4.   Implementation Fees:

     [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*] for implementation of the Prescription Drug Program if Sponsor provides Express Scripts with Member eligibility on electronic medium in ESI's format. If ESI must create a Member eligibility file by manually entering employee data, there will be a [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*] implementation fee.

5.   Identification Cards:

     ESI will provide [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*]. Additional Identification Cards will be provided for [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*]

6.   Materials Distribution Fee:

     On initial implementation and renewals [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*]. If Sponsor requests that such materials be mailed to the individual Members, Sponsor will pay ESI a distribution charge of [*CONFIDENTIAL TERMS HAVE BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT*].